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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
    ------------------------------------------------------------------------


                                    FORM 8-K

                      -------------------------------------


                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



            AUGUST 9, 2001                                     1-15117
-----------------------------------------------       ------------------------
Date of Report (Date of earliest event reported)      (Commission File Number)


                             ON2 TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                                           84-1280679
--------------------------------                      -------------------------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                         Identification Number)



                      145 HUDSON STREET, NEW YORK, NY 10013
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (917) 237-0500
                   ------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On2 Technologies, Inc. ("On2") has entered into an Engineering Services and Software License Agreement with Media Commerce Solutions, Ltd., a Tokyo, Japan Corporation, to supply its VP4 compression technology and integration for a set-top box program. The approximate value of this contract is $620,000 plus potential licensing royalties. Media Commerce Solutions, Ltd. is a joint venture among SGI Japan, NEC Corporation, NTT Software and Toppan Printing Co., Ltd.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not required.

         (b) Not required.

         (c) Exhibits

             None.






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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ON2 TECHNOLOGIES, INC.

                              By: /s/  Mark J. Meagher
                                  ------------------------------------
                                  Name:  Mark J. Meagher
                                  Title: Executive Vice President and
                                         Chief Financial Officer



Dated:  August 9, 2001





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